                                                                      EX-99.(m)

                                  APPENDIX A

                               DISTRIBUTION PLAN
                            WELLS FARGO FUNDS TRUST

Funds Trust                                                         Maximum
Funds and Share Classes                                          Rule 12b-1 Fee
-----------------------                                          --------------
Asia Pacific Fund/1/
   Class C                                                            0.75

Asset Allocation Fund
   Class B                                                            0.75
   Class C                                                            0.75

California Limited-Term Tax-Free Fund
   Class C                                                            0.75

California Tax-Free Fund
   Class B                                                            0.75
   Class C                                                            0.75

Capital Growth Fund/2/
   Class C                                                            0.75

Colorado Tax-Free Fund
   Class B                                                            0.75

Common Stock Fund
   Class B                                                            0.75
   Class C                                                            0.75

C&B Large Cap Value Fund
   Class B                                                            0.75
   Class C                                                            0.75

C&B Mid Cap Value Fund
   Class B                                                            0.75
   Class C                                                            0.75

Discovery Fund/3/
   Class C                                                            0.75

Diversified Equity Fund
   Class B                                                            0.75
   Class C                                                            0.75

Emerging Markets Focus Fund
   Class B                                                            0.75
   Class C                                                            0.75

Endeavor Large Cap Fund
   Class B                                                            0.75
   Class C                                                            0.75

Endeavor Select Fund
   Class B                                                            0.75
   Class C                                                            0.75

Equity Income Fund
   Class B                                                            0.75
   Class C                                                            0.75
--------
/1/ On May 9, 2007 the Board of Trustees approved the establishment of Class C shares for the Asia Pacific Fund, which are expected to commence operations on or about July 31, 2007.
/2/ On May 9, 2007 the Board of Trustees approved the establishment of Class C shares for the Capital Growth Fund, which are expected to commence operations on or about July 31, 2007.
/3/ On May 9, 2007 the Board of Trustees approved the establishment of Class C shares for the Discovery Fund, which are expected to commence operations on or about July 31, 2007.

Funds Trust                                                         Maximum
Funds and Share Classes                                          Rule 12b-1 Fee
-----------------------                                          --------------
Equity Index Fund
   Class B                                                            0.75

Equity Value Fund
   Class B                                                            0.75
   Class C                                                            0.75

Government Securities Fund
   Class C                                                            0.75

Growth Balanced Fund
   Class B                                                            0.75
   Class C                                                            0.75

Growth Equity Fund
   Class B                                                            0.75
   Class C                                                            0.75

Growth Fund
   Class C                                                            0.75

High Yield Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75

Income Plus Fund
   Class B                                                            0.75
   Class C                                                            0.75

Inflation-Protected Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75

Intermediate Government Income Fund
   Class B                                                            0.75
   Class C                                                            0.75

Intermediate Tax-Free Fund/4/
   Class C                                                            0.75

International Core Fund
   Class B                                                            0.75
   Class C                                                            0.75

International Equity Fund
   Class B                                                            0.75
   Class C                                                            0.75

International Value Fund
   Class B                                                            0.75
   Class C                                                            0.75

Large Cap Appreciation Fund
   Class B                                                            0.75
   Class C                                                            0.75

Large Company Core Fund
   Class B                                                            0.75
   Class C                                                            0.75

Large Company Growth Fund
   Class B                                                            0.75
   Class C                                                            0.75

Liquidity Reserve Money Market Fund                                   0.00
--------
/4/ On May 9, 2007 the Board of Trustees approved the establishment of Class C shares for the Intermediate Tax-Free Fund, which are expected to commence operations on or about July 31, 2007.

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Funds Trust                                                         Maximum
Funds and Share Classes                                          Rule 12b-1 Fee
-----------------------                                          --------------
Mid Cap Disciplined Fund/5/
   Class C                                                            0.75

Mid Cap Growth Fund
   Class B                                                            0.75
   Class C                                                            0.75

Minnesota Tax-Free Fund
   Class B                                                            0.75
   Class C                                                            0.75

Moderate Balanced Fund
   Class B                                                            0.75
   Class C                                                            0.75

Money Market Fund
   Class B                                                            0.75

Municipal Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75

National Limited-Term Tax-Free Fund
   Class B                                                            0.75
   Class C                                                            0.75

National Tax-Free Fund
   Class B                                                            0.75
   Class C                                                            0.75

Overland Express Sweep Fund                                           0.25

Short Duration Government Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75

Short-Term Municipal Bond Fund
   Class C                                                            0.75

Small Cap Growth Fund
   Class B                                                            0.75
   Class C                                                            0.75

Small Cap Value Fund
   Class B                                                            0.75
   Class C                                                            0.75

Small Company Growth
   Class B                                                            0.75
   Class C                                                            0.75

Small Company Value Fund
   Class B                                                            0.75
   Class C                                                            0.75

Small/Mid Cap Value Fund/6/
   Class C                                                            0.75

Specialized Financial Services Fund
   Class B                                                            0.75
   Class C                                                            0.75

Specialized Health Sciences Fund
   Class B                                                            0.75
   Class C                                                            0.75
--------
/5/ On May 9, 2007 the Board of Trustees approved the establishment of Class C shares for the Mid Cap Disciplined Fund, which are expected to commence operations on or about July 31, 2007.
/6/ On May 9, 2007 the Board of Trustees approved the establishment of Class C shares for the Small/Mid Cap Value Fund, which are expected to commence operations on or about July 31, 2007.

Funds Trust                                                         Maximum
Funds and Share Classes                                          Rule 12b-1 Fee
-----------------------                                          --------------
Specialized Technology Fund
   Class B                                                            0.75
   Class C                                                            0.75

Stable Income Fund
   Class B                                                            0.75
   Class C                                                            0.75

Strategic Income Fund
   Class B                                                            0.75
   Class C                                                            0.75

Strategic Small Cap Value Fund
   Class C                                                            0.75

Target Today Fund
   Class B                                                            0.75
   Class C                                                            0.75

Target 2010 Fund
   Class B                                                            0.75
   Class C                                                            0.75

Target 2020 Fund
   Class B                                                            0.75
   Class C                                                            0.75

Target 2030 Fund
   Class B                                                            0.75
   Class C                                                            0.75

Target 2040 Fund
   Class B                                                            0.75
   Class C                                                            0.75

Total Return Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75

Ultra-Short Duration Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75

U.S. Value Fund
   Class B                                                            0.75
   Class C                                                            0.75

Value Fund
   Class B                                                            0.75
   Class C                                                            0.75

WealthBuilder Conservative Allocation Portfolio                       0.75

WealthBuilder Equity Portfolio                                        0.75

WealthBuilder Growth Allocation Portfolio                             0.75

WealthBuilder Growth Balanced Portfolio                               0.75

WealthBuilder Moderate Balanced Portfolio                             0.75

WealthBuilder Tactical Equity Portfolio                               0.75

Wisconsin Tax-Free Fund
   Class C                                                            0.75

Most recent annual approval by the Board of Trustees: March 30, 2007 Appendix A amended: May 9, 2007